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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 28, 2003 (July 25, 2003)



                         CITIZENS FIRST FINANCIAL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         DELAWARE                  0-27740                     37-1351861
State or other jurisdiction      (Commission                 (IRS Employer
     of Incorporation            File Number)              Identification No.)





                 2101 N. VETERANS PARKWAY, BLOOMINGTON, IL 61704
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (309) 661-8700
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

                  On July 25, 2003, Citizens First Financial Corp. issued a news release to report the authorization by its Board of Directors of a new 5% stock repurchase plan or 74,000 shares, to commence when the current repurchase plan is completed. Approximately 8,400 shares remain in the current repurchase plan.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.

                           Exhibit Number

                           99.1 Press Release, dated July 25, 2003 issued by Citizens First Financial Corp.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

                  The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On July 25, 2003, Citizens First Financial Corp. issued a news release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CITIZENS FIRST FINANCIAL CORP.



Dated:  July 28, 2003                     /s/ Dallas G. Smiley
                                          --------------------------------------
                                          Dallas G. Smiley
                                          Senior Vice President and
                                          Chief Financial Officer




























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                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1 Press Release, dated July 25, 2003 issued by Citizens First Financial Corp.























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